[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS

Semiannual Report

February 28, 2002
(Unaudited)

- CREDIT SUISSE
  SELECT EQUITY FUND

MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS DOCUMENT AND WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-927-2874 OR BY WRITING TO CREDIT SUISSE FUNDS, P.O. BOX 9030, BOSTON, MA 02205-9030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3147. CREDIT SUISSE FUNDS ARE ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

THE FUND'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE FUND'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF FEBRUARY 28, 2002; THESE VIEWS AND PORT-FOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE SELECT EQUITY FUND
PORTFOLIO MANAGER'S LETTER
February 28, 2002

                                                                  March 28, 2002

Dear Shareholders:

   We are writing to report on the results of the Credit Suisse Select Equity Fund(1),(2) (the "Fund") for the six months ended February 28, 2002.

   At February 28, 2002, the Fund's net asset value ("NAV") was $12.90 per share, compared to an NAV of $13.50 at August 31, 2001. Assuming the reinvestment of distributions totaling $0.0423 per share, the Fund's total return was down 4.15%. By comparison, the Standard & Poor's 500 Index(3) declined 1.67% during the same period.

   The Fund's underperformance was largely stock-specific and attributable to our holdings in the consumer discretionary and telecommunications sectors.

   - In consumer discretionary, we emphasized retailers, media-based names and selected companies in the process of restructuring themselves to enhance profitability. Unfortunately, two of these stocks notably underperformed and were among the portfolio's biggest holdings at February 28: AOL Time Warner and McDonald's, each of which accounted for approximately 3.8% of total portfolio assets.

     AOL shares sold off on the company's announcement that it would take a large write-down of acquisition-related goodwill, as well as an analyst's downgraded opinion of the stock. We used this weakness as an opportunity to add to our position. As for McDonald's, some investors questioned its near-term profitability in light of factors that included a sluggish U.S. economy, the potentially negative currency impact of its overseas operations, and unfounded fears of mad cow disease in Japan. We continue to hold the stock and consider its current valuation to be compelling.

   - In telecom, we held a mixture of established and emerging carriers of fixed-line and wireless services, some of which fared poorly. It's worth pointing out that we reduced the portfolio's wireless exposure during the semiannual period, but our remaining position nonetheless hurt overall performance.

   Relative results were most favorable in our allocations to industrials, consumer staples and health care. We overweighted industrials, for instance, which have historically done well in anticipation of the early stages of a macroeconomic recovery.

   We also overweighted consumer staples and health care -- in which revenues and earnings are typically more predictable and stable than in most other sectors -- in order to reduce the Fund's potential downside in case the economy did not begin to rebound. A good example of this rationale was Pfizer, the pharmaceutical giant, which was the Fund's largest position (I.E., approximately 5.1% of total portfolio assets at February 28). As was the case in industrials, our stock selection in consumer staples and health care was particularly effective.

   As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.

Sincerely yours,

CREDIT SUISSE ASSET MANAGEMENT, LLC

D. Susan Everly,
Director and Portfolio Manager

   THE FUND IS PERMITTED TO INVEST A GREATER PROPORTION OF ITS ASSETS IN THE SECURITIES OF A SMALLER NUMBER OF ISSUERS. AS A RESULT, THE FUND MAY BE SUBJECT TO GREATER VOLATILITY WITH RESPECT TO ITS RESPECTIVE PORTFOLIO SECURITIES THAN A FUND MORE BROADLY DIVERSIFIED.

                 SUMMARY OF ANNUALIZED TOTAL RETURNS (2/28/2002)
          -------------------------------------------------------------
                                     ONE           SINCE      INCEPTION
          CLASS                     YEAR         INCEPTION       DATE
          -----                    -------      -----------   ---------
          Common                   -14.20%         5.99%     10/30/1998
          Institutional            -13.97%         7.69%      7/31/1998

----------
(1) Name under which the Institutional class of shares of Credit Suisse Select Equity Fund is offered, effective December 12, 2001. Prior to that date, the fund's name was Credit Suisse Warburg Pincus Focus Fund.
(2) Fee waivers and/or reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(3) The Standard & Poor's 500 Index is an unmanaged index (with no defined investment objective) of common stocks. It includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. Investors cannot invest directly in an index.

CREDIT SUISSE SELECT EQUITY FUND
SCHEDULE OF INVESTMENTS
February 28, 2002 (Unaudited)

                                                    NUMBER OF
                                                      SHARES         VALUE
                                                   ------------      -----
COMMON STOCKS (98.1%)

AIRLINES (1.3%)
    AMR Corp.(1)                                          7,900   $  206,190
                                                                  ----------

BANKS (3.5%)
    Bank of America Corp.                                 2,700      172,665
    Citigroup, Inc.                                       3,700      167,425
    FleetBoston Financial Corp.                           3,500      116,830
    PNC Financial Services Group                          2,100      115,374
                                                                  ----------
                                                                     572,294
                                                                  ----------

CHEMICALS (4.7%)
    Du Pont (E.I.) de Nemours & Co.                      13,200      618,288
    PPG Industries, Inc.                                  2,600      133,510
                                                                  ----------
                                                                     751,798
                                                                  ----------

COMPUTER HARDWARE & BUSINESS MACHINES (2.8%)
    Cisco Systems, Inc.(1)                                8,600      122,722
    Compaq Computer Corp.                                 9,749       98,855
    Dell Computer Corp.(1)                                9,600      237,024
                                                                  ----------
                                                                     458,601
                                                                  ----------

COMPUTER SOFTWARE (4.8%)
    Microsoft Corp.(1)                                    9,700      565,898
    VERITAS Software Corp.(1)                             6,000      212,940
                                                                  ----------
                                                                     778,838
                                                                  ----------

DRUGS (11.6%)
    Gilead Sciences, Inc.(1)                              2,000      140,920
    Lilly (Eli) & Co.                                     5,700      431,661
    Pfizer, Inc.                                         19,900      815,104
    Pharmacia Corp.(1)                                   11,900      488,495
                                                                  ----------
                                                                   1,876,180
                                                                  ----------

ELECTRONIC EQUIPMENT (2.3%)
    Motorola, Inc.                                       16,136      209,768
    Solectron Corp.(1)                                   20,300      167,881
                                                                  ----------
                                                                     377,649
                                                                  ----------

ENERGY RESERVES & PRODUCTION (2.8%)
    Exxon Mobil Corp.                                    10,900      450,170
                                                                  ----------

ENTERTAINMENT (1.2%)
    Viacom, Inc. Class B(1)                               4,200      195,510
                                                                  ----------

FINANCIAL SERVICES (6.7%)
    Cendant Corp.(1)                                     39,500      687,695
    Freddie Mac                                           3,400      216,716
    General Electric Co.                                  4,400      169,400
                                                                  ----------
                                                                   1,073,811
                                                                  ----------

                 See Accompanying Notes to Financial Statements.

                                        3

                                                    NUMBER OF
                                                      SHARES         VALUE
                                                   ------------      -----
FOOD & BEVERAGE (5.4%)
    Coca-Cola Co.                                         5,548   $  262,920
    PepsiCo, Inc.                                        10,606      535,603
    Wrigley (Wm.) Jr. Co.                                 1,445       80,978
                                                                  ----------
                                                                     879,501
                                                                  ----------

HEAVY ELECTRICAL EQUIPMENT (2.8%)
    Emerson Electric Co.                                  7,832      451,045
                                                                  ----------

HOME PRODUCTS (5.8%)
    Clorox Co.                                            7,700      337,183
    Gillette Co.                                         17,340      592,854
                                                                  ----------
                                                                     930,037
                                                                  ----------

INDUSTRIAL PARTS (5.1%)
    Illinois Tool Works, Inc.                             6,000      441,360
    United Technologies Corp.                             5,200      379,340
                                                                  ----------
                                                                     820,700
                                                                  ----------

INFORMATION SERVICE (3.8%)
    AOL Time Warner, Inc.(1)                             24,500      607,600
                                                                  ----------

INVESTMENT COMPANY (1.7%)
    Standard & Poor's Depository Receipts (Spiders)       2,500      277,875
                                                                  ----------

LIFE & HEALTH INSURANCE (2.8%)
    AFLAC, Inc.                                          17,800      457,460
                                                                  ----------

MEDIA (0.6%)
    Clear Channel Communications, Inc.(1)                 2,000       93,240
                                                                  ----------

MEDICAL PRODUCTS & SUPPLIES (5.5%)
    Guidant Corp.(1)                                      6,900      286,350
    Medtronic, Inc.                                      13,600      605,744
                                                                  ----------
                                                                     892,094
                                                                  ----------

MINING & METALS (0.9%)
    Alcoa, Inc.                                           3,700      139,009
                                                                  ----------

OIL REFINING (3.5%)
    Conoco, Inc.                                         20,600      569,796
                                                                  ----------

PROPERTY & CASUALTY INSURANCE (3.0%)
    American International Group, Inc.                    6,600      488,202
                                                                  ----------

RESTAURANTS (3.8%)
    McDonald's Corp.                                     23,400      610,740
                                                                  ----------

RETAIL (0.3%)
    Staples, Inc.(1)                                      2,200       43,274
                                                                  ----------

                 See Accompanying Notes to Financial Statements.

                                        4

                                                    NUMBER OF
                                                      SHARES         VALUE
                                                   ------------      -----
SEMICONDUCTOR (3.8%)
    Intel Corp.                                          10,800   $   308,340
    Texas Instruments, Inc.                               6,100       179,035
    Xilinx, Inc.(2)                                       3,600       129,312
                                                                  -----------
                                                                      616,687
                                                                  -----------

TELEPHONE (2.7%)
    SBC Communications, Inc.                             11,400       431,376
                                                                  -----------

TOBACCO (2.3%)
    Philip Morris Companies, Inc.                         7,100       373,886
                                                                  -----------

TRUCKING, SHIPPING, AIR FREIGHT (1.6%)
    United Parcel Service, Inc.                           4,270       251,674
                                                                  -----------

WIRELESS TELECOMMUNICATIONS (1.0%)
    AT&T Wireless Services, Inc.(1)                      16,029       161,732
                                                                  -----------

TOTAL COMMON STOCKS (Cost $15,246,430)                             15,836,969
                                                                  -----------
                                                           PAR
                                                          (000)
                                                          -----
SHORT-TERM INVESTMENT (3.3%)
    State Street Bank & Trust Co. Euro Time Deposit
    1.625% 3/01/02 (Cost $534,000)                       $  534       534,000
                                                                  -----------

TOTAL INVESTMENTS (101.4%) (Cost $15,780,430(3))                   16,370,969

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.4%)                        (232,321)
                                                                  -----------

NET ASSETS (100.0%)                                               $16,138,648
                                                                  ===========

--------------------------------------------------------------------------------

(1) Non-income producing security.
(2) Security or portion thereof is out on loan.
(3) Also cost for federal income tax purposes.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE SELECT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
February 28, 2002 (Unaudited)

ASSETS
    Investments at value (Cost $15,780,430)                   $  16,370,969(1)
    Cash                                                                606
    Collateral received for securities loaned                       121,600
    Receivable for investments sold                                 115,107
    Dividend and interest receivable                                 28,919
    Receivable from investment adviser                               15,116
    Prepaid expenses and other assets                                59,504
                                                              -------------
      Total Assets                                               16,711,821
                                                              -------------

LIABILITIES
    Administrative services fee payable                               2,818
    Distribution fee payable                                          2,302
    Payable for investments purchased                               382,746
    Payable upon return of securities loaned                        121,600
    Other accrued expenses payable                                   63,707
                                                              -------------
      Total Liabilities                                             573,173
                                                              -------------

NET ASSETS
    Capital stock, $0.001 par value                                   1,257
    Paid-in capital                                              22,419,908
    Accumulated undistributed net investment income                  27,691
    Accumulated net realized loss from investments               (6,900,747)
    Net unrealized appreciation from investments                    590,539
                                                              -------------
      Net Assets                                              $  16,138,648
                                                              =============

COMMON SHARES
    Net assets                                                $   5,907,438
    Shares outstanding                                              462,006
                                                              -------------
    Net asset value, offering price and redemption
      price per share                                         $       12.79
                                                              =============

INSTITUTIONAL SHARES
    Net assets                                                $   8,739,142
    Shares outstanding                                              677,709
                                                              -------------
    Net asset value, offering price and redemption
      price per share                                         $       12.90
                                                              =============

A SHARES
    Net assets                                                $     463,872
    Shares outstanding                                               36,244
                                                              -------------
    Net asset value and redemption price per share            $       12.80
                                                              =============
    Maximum offering price per share
      (net asset value/(1-5.75%))                             $       13.58
                                                              =============

B SHARES
    Net assets                                                $     709,530
    Shares outstanding                                               55,637
                                                              -------------
    Net asset value and offering price per share              $       12.75
                                                              =============

C SHARES
    Net assets                                                $     318,666
    Shares outstanding                                               25,018
                                                              -------------
    Net asset value and offering price per share              $       12.74
                                                              =============

-------------------------------------------------------------------------------

(1) Includes $116,736 of securities on loan.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE SELECT EQUITY FUND
STATEMENT OF OPERATIONS
For the Six Months Ended February 28, 2002 (Unaudited)

INVESTMENT INCOME
    Dividends                                                 $     110,863
    Interest                                                          6,230
    Securities lending                                                  393
                                                              -------------
      Total investment income                                       117,486
                                                              -------------

EXPENSES
    Investment advisory fees                                         61,597
    Administrative services fees                                      8,983
    Distribution fees                                                11,250
    Registration fees                                                47,803
    Printing fees                                                    36,902
    Legal fees                                                       28,793
    Transfer agent fees                                              20,371
    Custodian fees                                                   12,338
    Audit fees                                                        6,775
    Directors fees                                                    6,223
    Insurance expense                                                 1,328
    Interest expense                                                    328
    Miscellaneous expense                                             4,506
                                                              -------------
      Total expenses                                                247,197
    Less: fees waived, expenses reimbursed and
          transfer agent offsets                                   (158,746)
                                                              -------------
      Net expenses                                                   88,451
                                                              -------------
        Net investment income                                        29,035
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
    Net realized loss from investments                           (2,336,058)
    Net change in unrealized appreciation (depreciation)
      from investments                                            1,577,462
                                                              -------------

    Net realized and unrealized loss from investments              (758,596)
                                                              -------------

    Net decrease in net assets resulting from operations      $    (729,561)
                                                              =============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE SELECT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                       FOR THE SIX MONTHS
                                                              ENDED             FOR THE YEAR
                                                        FEBRUARY 28, 2002          ENDED
                                                           (UNAUDITED)        AUGUST 31, 2001
                                                       --------------------   ---------------
FROM OPERATIONS
  Net investment income                                   $     29,035        $     38,597
  Net realized loss from investments                        (2,336,058)         (3,486,250)
  Net change in unrealized appreciation (depreciation)
    from investments                                         1,577,462            (260,401)
                                                          ------------        ------------

    Net decrease in net assets resulting from operations      (729,561)         (3,708,054)
                                                          ------------        ------------

FROM DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income
   Common Class shares                                          (7,183)             (8,382)
   Institutional Class shares                                  (15,296)            (34,573)
   Class A shares                                                 (428)                 --
  Distributions from net realized gains
   Common Class shares                                          (9,471)           (294,273)
   Institutional Class shares                                  (11,113)           (709,500)
   Class A shares                                                 (564)                 --
   Class B shares                                                 (222)                 --
   Class C shares                                                 (225)                 --
                                                          ------------        ------------

    Net decrease in net assets resulting from dividends
     and distributions                                         (44,502)         (1,046,728)
                                                          ------------        ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                               7,408,377           5,253,145
  Exchange value of shares due to merger                           --            5,074,959
  Reinvestment of dividends and distributions                   43,919           1,044,841
  Net asset value of shares redeemed                        (6,315,595)         (4,257,799)
                                                          ------------        ------------

    Net increase in net assets from capital share
     transactions                                            1,136,701           7,115,146
                                                          ------------        ------------
  Net increase in net assets                                   362,638           2,360,364

NET ASSETS
  Beginning of period                                       15,776,010          13,415,646
                                                          ------------        ------------

  End of period                                           $ 16,138,648        $ 15,776,010
                                                          ============        ============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME           $     27,691        $     21,563
                                                          ============        ============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE SELECT EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)

                                                   FOR THE SIX
                                                   MONTHS ENDED        FOR THE YEAR ENDED AUGUST 31,
                                                 FEBRUARY 28, 2002   ---------------------------------
                                                   (UNAUDITED)        2001         2000        1999(1)
                                               -------------------   --------     --------     -------
PER SHARE DATA
  Net asset value, beginning of period               $  13.39        $  19.13     $  20.11     $ 15.95
                                                     --------        --------     --------     -------

INVESTMENT OPERATIONS
  Net investment income                                  0.01            0.02         0.03(2)     0.02
  Net gain (loss) on investments
    (both realized and unrealized)                      (0.58)          (4.48)        4.76        4.16
                                                     --------        --------     --------     -------
      Total from investment operations                  (0.57)          (4.46)        4.79        4.18
                                                     --------        --------     --------     -------

LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                  (0.01)          (0.03)       (0.07)      (0.02)
  Distributions from net realized gains                 (0.02)          (1.25)       (5.70)         --
                                                     --------        --------     --------     -------
      Total dividends and distributions                 (0.03)          (1.28)       (5.77)      (0.02)
                                                     --------        --------     --------     -------

NET ASSET VALUE, END OF PERIOD                       $  12.79        $  13.39     $  19.13     $ 20.11
                                                     ========        ========     ========     =======

      Total return                                      (4.26)%(3)     (24.68)%      33.42%      26.19%(3)

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)           $  5,907        $  7,696     $  2,758     $    95
    Ratio of expenses to average net as sets             1.19%(4),(5)    1.22%(5)     1.29%(5)    1.29%(4)
    Ratio of net investment income to
      average net assets                                 0.25%(4)        0.09%        0.18%       0.17%(4)
    Decrease reflected in above operating
      expense ratios due to
      waivers/reimbursements                             1.93%(4)        1.98%        1.83%       0.45%(4)
  Portfolio turnover rate                                  69%            141%         235%        209%
-----------------------------------------------------------------------------------------------------------

(1) For the period October 30, 1998 (inception date) through August 31, 1999.

(2) Per share information is calculated using the average share outstanding method.

(3) Non-annualized.

(4) Annualized.

(5) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE SELECT EQUITY FUND
FINANCIAL HIGHLIGHTS
(For an Institutional Class Share of the Fund Outstanding Throughout Each
Period)

                                                    FOR THE SIX
                                                    MONTHS ENDED               FOR THE YEAR ENDED AUGUST 31,
                                                 FEBRUARY 28, 2002     --------------------------------------------
                                                    (UNAUDITED)          2001         2000         1999     1998(1)
                                                 -----------------     --------     --------     -------   --------
PER SHARE DATA
  Net asset value, beginning of period                 $  13.50        $  19.25     $  20.15     $ 13.17   $  15.00
                                                       --------        --------     --------     -------   --------

INVESTMENT OPERATIONS
  Net investment income                                    0.02            0.06         0.04        0.08       0.01
  Net gain (loss) on investments
    (both realized and unrealized)                        (0.58)          (4.50)        4.83        6.92      (1.84)
                                                       --------        --------     --------     -------   --------
      Total from investment operations                    (0.56)          (4.44)        4.87        7.00      (1.83)
                                                       --------        --------     --------     -------   --------

LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                    (0.02)          (0.06)       (0.07)      (0.02)        --
  Distributions from net realized gains                   (0.02)          (1.25)       (5.70)         --         --
                                                       --------        --------     --------     -------   --------
      Total dividends and distributions                   (0.04)          (1.31)       (5.77)      (0.02)        --
                                                       --------        --------     --------     -------   --------

NET ASSET VALUE, END OF PERIOD                         $  12.90        $  13.50     $  19.25     $ 20.15   $  13.17
                                                       ========        ========     ========     =======   ========

      Total return                                        (4.15)%(2)     (24.46)%      33.88%      53.21%    (12.20)%(2)

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)             $  8,739        $  7,912     $ 10,658     $35,394   $ 22,659
    Ratio of expenses to average net as sets               0.94%(3),(4)    0.98%(4)     1.00%(4)    0.99%      1.00%(3)
    Ratio of net investment income to
      average net assets                                   0.48%(3)        0.36%        0.19%       0.47%      0.92%(3)
    Decrease reflected in above operating
      expense ratios due to
      waivers/reimbursements                               1.93%(3)        1.64%        1.25%       0.43%      0.30%(3)
  Portfolio turnover rate                                    69%            141%         235%        209%        52%
------------------------------------------------------------------------------------------------------------------------

(1) For the period July 31, 1998 (inception date) through August 31, 1998.

(2) Non-annualized.

(3) Annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE SELECT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
February 28, 2002 (Unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Select Equity Fund, Inc., formerly known as Credit Suisse Warburg Pincus Focus Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management investment company that seeks long-term capital appreciation.

   The Fund is authorized to offer six classes of shares: Common, Advisor, Institutional, Class A, Class B and Class C, although only Common, Institutional, Class A, Class B and Class C shares are currently offered. Common shares of the Fund bear expenses paid pursuant to a shareholder servicing and distribution agreement at an annual rate equal to .25% of the average daily net asset value of the Fund's outstanding Common shares. Class A shares are sold with a front-end sales charge of up to 5.75% and bear expenses paid pursuant to a plan of distribution at an annual rate of .25% of the average daily net asset value of the Fund's Class A shares. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held and bear expenses paid pursuant to a plan of distribution at an annual rate of 1.00% of the average daily net asset value of the Fund's Class B shares. Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed within the first year of purchase and bear expenses paid pursuant to a plan of distribution at an annual rate of 1.00% of the average daily net asset value of the Fund's Class C shares. In addition, the Common, Class A, Class B and Class C shares bear co-administration fees. No compensation is payable for distribution services for the Fund's Institutional shares. Results for Class A, Class B and Class C shares are contained in a separate book.

   A) SECURITY VALUATION -- The net asset value of the Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. The Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price, and if there is no bid price available, at the most recent ask price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

   B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

   C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class specific expenses and vary by class. Income, expenses (excluding class-specific expenses, principal distribution and shareholder servicing fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from acccounting principles generally accepted in the United States of America ("GAAP").

   E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   G) SHORT-TERM INVESTMENTS -- The Fund, together with other funds advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank & Trust, the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

   H) FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counter-parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At February 28, 2002, the Fund had no open forward foreign currency contracts.

   I) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Fund in connection with securities lending activity is invested in the AIM Institutional Funds - Liquid Asset Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   The market value of securities on loan to brokers and the value of collateral held by the Fund with respect to such loans (including the right to draw on letter of credit) at February 28, 2002 is as follows:

                       MARKET VALUE OF              VALUE OF
                      SECURITIES LOANED        COLLATERAL RECEIVED
                      -----------------        -------------------
                         $ 116,736                  $ 121,600

   Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, is engaged by the Fund to act as the Fund's securities lending agent. For the six months ended February 28, 2002, the Fund earned $393 from securities lending transactions.

   Pending receipt of an exemption from the Securities and Exchange Commission ("SEC"), CSFB has agreed to charge the Fund fees for its securities lending activities equal to its cost in providing services as securities lending agent. CSFB also has voluntarily agreed to waive its fees for the securities lending agent services that it provides. CSFB may discontinue its voluntary fee waiver at any time.

   J) OTHER -- The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   The Fund may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Fund. For its investment advisory services, CSAM is entitled to receive a fee from the Fund at an annual rate of ..75% of the Fund's average daily net assets. For the six months ended February 28, 2002, investment advisory fees earned and voluntarily waived, and expenses reimbursed were as follows:

                GROSS                          NET             EXPENSE
            ADVISORY FEE      WAIVER      ADVISORY FEE     REIMBURSEMENTS
            ------------    ---------     ------------     --------------
              $ 61,597      $ (61,597)      $  --            $ (95,190)

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Financial Services Group, serve as co-administrators to the Fund. For its administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of the Fund's average daily net assets of the Common, Class A, Class B and Class C shares. No compensation is payable by the Fund to CSAMSI for its administrative services for the Institutional shares. For the six months ended February 28, 2002, administrative services fees earned and voluntarily waived by CSAMSI were $1,895 and $1,895, respectively.

   For its administrative services, PFPC is entitled to receive a fee exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS                  ANNUAL RATE
           ------------------------                  -----------
           First $500 million            .075% of average daily net assets
           Next $1 billion               .065% of average daily net assets
           Over $1.5 billion             .055% of average daily net assets

   For the six months ended February 28, 2002, the administrative services fees earned by PFPC (including out-of-pocket expenses) were $7,088.

   At its meeting held on February 12, 2002 the Board of Directors adopted a resolution to approve a Co-Administrator Agreement between the Fund and State Street Bank and Trust Company ("SSB") replacing PFPC effective mid 2002.

   In addition to serving as the Fund's co-administrator, CSAMSI serves as distributor to the Fund. Pursuant to a distribution plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives a fee for its distribution services. This fee is calculated at an annual rate of .25% of the average daily net assets of the Common and Class A shares. For Class B and Class C shares of the Fund, the fee is calculated at an annual rate of 1.00% of average daily net assets of the Class B and Class C shares of the Fund. For the six months ended February 28, 2002, shareholder servicing and distribution fees earned by CSAMSI were $11,250.

   Boston Financial Data Services, Inc. ("BFDS") serves as the Fund's transfer and dividend disbursement agent. The Fund has an arrangement with BFDS whereby interest earned on uninvested cash balances was used to offset a portion of their transfer agent expenses. For the six months ended February 28, 2002, the Fund received credits or reimbursements under this agreement in the amount of $64.

   Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund, and receive compensation from CSAM. CSAM is then reimbursed by the Fund. For the six months ended February 28, 2002, the Fund reimbursed CSAM $6,572 which is included in the Fund's transfer agent expense.

   For the six months ended February 28, 2002 CSAMSI and its affiliates advised the Fund that it retained $11,959 from commissions earned on the sale of the Fund's shares.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the six months ended February 28, 2002, Merrill was paid $36,185 for its services to the Fund.

NOTE 3. LINE OF CREDIT

   The Fund, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $200 million committed, unsecured line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of .10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such a manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus .50%. At February 28, 2002, there were no loans outstanding for the Fund. During the six months ended February 28, 2002, the Fund had borrowings under the Credit Facility as follows:

           AVERAGE DAILY        WEIGHTED AVERAGE            MAXIMUM DAILY
           LOAN BALANCE          INTEREST RATE %          LOAN OUTSTANDING
           ------------          ---------------          ----------------
              $ 12,921                2.54%                  $ 2,720,000

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the six months ended February 28, 2002, purchases and sales of investment securities (excluding short-term investments) were $12,403,042 and $11,277,069, respectively.

   At February 28, 2002, the unrealized appreciation from investments for those securities having an excess of value over cost and unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were $1,149,045 and $558,506, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

   Each class of shares of the Fund is authorized to issue one billion full and fractional shares of capital stock, $.001 par value per share. Transactions in capital shares for each class were as follows:

                                                     COMMON CLASS
                                 ----------------------------------------------------
                                   FOR THE SIX MONTHS ENDED       FOR THE YEAR ENDED
                                 FEBRUARY 28, 2002 (UNAUDITED)     AUGUST 31, 2001
                                 -----------------------------  ---------------------
                                      SHARES       VALUE         SHARES      VALUE
                                     --------  ------------     --------  -----------
  Shares sold                          64,255  $    834,533      243,883  $ 4,115,387
  Shares exchanged due to merger           --            --      384,416    5,074,959
  Shares issued in reinvestment
   of dividends and distributions       1,174        16,076       17,797      300,770
  Shares redeemed                    (178,293)   (2,314,679)    (215,353)  (3,251,447)
                                     --------  ------------     --------  -----------

  Net increase (decrease)            (112,864) $ (1,464,070)     430,743  $ 6,239,669
                                     ========  ============     ========  ===========

                                                  INSTITUTIONAL CLASS
                                 ----------------------------------------------------
                                   FOR THE SIX MONTHS ENDED       FOR THE YEAR ENDED
                                 FEBRUARY 28, 2002 (UNAUDITED)      AUGUST 31, 2001
                                 -----------------------------  ---------------------
                                      SHARES       VALUE         SHARES      VALUE
                                     --------  ------------     --------  -----------
  Shares sold                         375,867  $  5,037,733       59,525  $   961,781
  Shares issued in reinvestment
   of dividends and distributions       1,914        26,409       43,769      744,072
  Shares redeemed                    (286,361)   (3,847,925)     (70,592)  (1,006,352)
                                     --------  ------------     --------  -----------

  Net increase                         91,420  $  1,216,217       32,702  $   699,501
                                     ========  ============     ========  ===========

                                       17

                                                        CLASS A
                                 ----------------------------------------------------
                                   FOR THE SIX MONTHS ENDED       FOR THE YEAR ENDED
                                 FEBRUARY 28, 2002 (UNAUDITED)     AUGUST 31, 2001(1)
                                 -----------------------------  ---------------------
                                      SHARES       VALUE         SHARES      VALUE
                                     --------  ------------     --------  -----------
  Shares sold                          32,192    $  426,146        4,813    $  68,478
  Shares issued in reinvestment
   of dividends and distributions          72           989           --           --
  Shares redeemed                        (833)      (10,945)          --           --
                                     --------    ----------     --------    ---------

  Net increase                         31,431    $  416,190        4,813    $  68,478
                                     ========    ==========     ========    =========

                                                        CLASS B
                                 ----------------------------------------------------
                                   FOR THE SIX MONTHS ENDED       FOR THE YEAR ENDED
                                 FEBRUARY 28, 2002 (UNAUDITED)    AUGUST 31, 2001(1)
                                 -----------------------------  ---------------------
                                      SHARES       VALUE         SHARES      VALUE
                                     --------  ------------     --------  -----------
  Shares sold                          55,540    $  731,526           81    $   1,150
  Shares issued in reinvestment
   of distributions                        16           220           --           --
                                     --------    ----------     --------    ---------

  Net increase                         55,556    $  731,746           81    $   1,150
                                     ========    ==========     ========    =========

                                                        CLASS C
                                 ----------------------------------------------------
                                   FOR THE SIX MONTHS ENDED       FOR THE YEAR ENDED
                                 FEBRUARY 28, 2002 (UNAUDITED)     AUGUST 31, 2001(1)
                                 -----------------------------  ---------------------
                                      SHARES       VALUE         SHARES      VALUE
                                     --------  ------------     --------  -----------
  Shares sold                          28,745    $  378,440        7,613    $ 106,350
  Shares issued in reinvestment
   of distributions                        16           224           --           --
  Shares redeemed                     (11,356)     (142,046)          --           --
                                     --------    ----------     --------    ---------

  Net increase                         17,405    $  236,618        7,613    $ 106,350
                                     ========    ==========     ========    =========

(1) For the period July 31, 2001 (inception date) through August 31, 2001.

   On February 28, 2002, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund were as follows:

                                   NUMBER OF           APPROXIMATE PERCENTAGE
                                  SHAREHOLDERS          OF OUTSTANDING SHARES
                                  ------------          ---------------------
           Common Class                1                        12.01%
           Institutional Class         6                        99.35%
           Class A                     7                        79.83%
           Class B                     7                        76.93%
           Class C                     7                        84.43%

                                       18
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P.O. BOX 9030, BOSTON, MA 02205-9030       [CREDIT SUISSE ASSET MANAGEMENT LOGO]
800-927-2874 - www.CreditSuisseFunds.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       WPFOC-3-0202